SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary proxy statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                              SpectraSCIENCE, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     ---------------------------------------------------------------------------
     (2)  Aggregate number of securities to which transactions applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)

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     (4)  Proposed maximum aggregate value of transaction:

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[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing party:

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     (4)  Date filed:

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                              SPECTRASCIENCE, INC.
                         3650 Annapolis Lane, Suite 101
                           Minneapolis, MN 55447-5434
                     Tel: (612) 509-9999 Fax: (612) 509-9805
                         email: SPSI@SPECTRASCIENCE.COM
                         ------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 21, 1997
                         ------------------------------

To the Shareholders of SPECTRASCIENCE, Inc.:

         The Annual Meeting of Shareholders of SPECTRASCIENCE, Inc. (the "Company") will be held at the Radisson Plaza Hotel, 35 South Seventh Street, Minneapolis, Minnesota 55402, Tel: (612) 339-4900, on Wednesday, May 21, 1997, at 3:30 p.m. local time, for the following purposes:

          1. To elect three (3) persons to serve as directors until the next Annual Meeting of Shareholders or until their respective successors shall be elected and qualified;

          2. To ratify the selection of Ernst & Young LLP as independent public accountants of the Company for the fiscal year ending December 31, 1997.

          3. To act upon any other matters that may properly come before the meeting or any adjournment thereof.

         Only shareholders of record at the close of business on March 26, 1997 are entitled to receive notice of and to vote at the meeting and any adjournment thereof. A copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1996, a Proxy Statement and a Proxy accompany this notice. These materials are first being mailed to shareholders on or about April 11, 1997.

         All shareholders are cordially invited to attend the meeting. However, to ensure your representation at the meeting, you are urged to mark, sign, date and return the enclosed Proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. If you do attend the meeting, you may, if you prefer, revoke your Proxy and vote your shares in person.


                                   By Order of the Board of Directors



                                   Ching-Meng Chew
                                   VICE PRESIDENT OF FINANCE AND ADMINISTRATION,
                                   CHIEF FINANCIAL OFFICER, TREASURER AND
Dated:  April 8, 1997              CORPORATE SECRETARY


--------------------------------------------------------------------------------
                 WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING,
              PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND
                    MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE
                IN ORDER TO ENSURE REPRESENTATION OF YOUR SHARES.

                          THANK YOU FOR ACTING PROMPTLY
--------------------------------------------------------------------------------




                              SPECTRASCIENCE, INC.
                         3650 ANNAPOLIS LANE, SUITE 101
                        MINNEAPOLIS, MINNESOTA 55447-5434
                         ------------------------------

                                 PROXY STATEMENT
                         ------------------------------

            ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 21, 1997

         This Proxy Statement and the accompanying Proxy are being furnished to shareholders (the "Shareholders") of SPECTRASCIENCE, Inc., a Minnesota corporation ("SPECTRASCIENCE" or the "Company"), in connection with the solicitation of proxies on behalf of the Board of Directors of the Company for use at the Annual Meeting of Shareholders and at any adjournment(s) thereof (the "Annual Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders (the "Notice of Meeting"). The Annual Meeting will be held at the Radisson Plaza Hotel, 35 South Seventh Street, Minneapolis, Minnesota 55402, Tel: (612) 339-4900, on Wednesday, May 21, 1997, at 3:30 p.m.
local time.

         This Proxy Statement, the accompanying Proxy and the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1996, are first being mailed to Shareholders of the Company on or about April 11, 1997. The Annual Report on Form 10-KSB is not to be considered a part of the Company's proxy solicitation materials.


                     SOLICITATION AND REVOCATION OF PROXIES

         The costs and expenses of solicitation of proxies will be borne by the Company. In addition to the use of the mail, proxies may be solicited by officers, directors and employees of the Company by telephone, facsimile or in person, but such persons will not be specifically compensated for such services. The Company may reimburse brokerage firms and others for expenses in forwarding proxy materials to the beneficial owners of the Company's common stock.

         PROXIES IN THE FORM ENCLOSED ARE SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. All proxies delivered pursuant to this solicitation are revocable at any time at the option of the persons executing them by giving written notice to the Secretary of the Company, by delivering a later dated proxy or by voting in person at the Annual Meeting.


                            QUORUM AND VOTING RIGHTS

         Only Shareholders of record at the close of business on March 26, 1997 are entitled to execute proxies or to vote at the Annual Meeting. As of said date there were 4,480,379 outstanding shares of the Company's common stock, par value $.25 per share ("Common Stock"), the only outstanding voting securities of the Company. Each holder of Common Stock is entitled to one vote for each share held with respect to the matters mentioned in the foregoing Notice of Meeting and any other matters that may properly come before the meeting. A majority of the outstanding shares entitled to vote are required to constitute a quorum at the meeting. The affirmative vote of a majority of the Common Stock present, in person or by proxy, and entitled to vote at the Annual Meeting is required to approve the matters mentioned in the foregoing Notice of Meeting. If a Shareholder abstains from voting as to any proposal, then the shares held by such Shareholder shall be deemed present at the Annual Meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such proposal but shall not be deemed to have been voted in favor of such proposal. If a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a proposal, then the shares covered by such non-vote shall be deemed present at the Annual Meeting for purposes of determining a quorum, but not present for purposes of calculating the vote with respect to such proposal.

         All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting in accordance with the directions given. If no specific instructions are given with regard to the matters to be voted upon, the shares represented by a signed Proxy will be voted "FOR" Proposals 1 and 2 set forth in the Notice of Meeting.


       OWNERSHIP OF VOTING SECURITIES BY PRINCIPAL HOLDERS AND MANAGEMENT

         The following table sets forth certain information regarding the beneficial ownership of the Common Stock as of February 28, 1997, by: (i) persons known to the Company to be beneficial owners of more than 5% of the Common Stock; (ii) each of the Company's directors, each nominee for director, and by each executive officer set forth in the compensation table; and (iii) the officers and directors of the Company as a group. Except as otherwise indicated, the beneficial owners of the Common Stock listed below, based on information furnished by such owners, have sole investment and voting power with respect to such shares.

                                                              Amount and
Title of                 Name and Address of              Nature of Beneficial     Percent of
 Class                   Beneficial Owner                      Ownership             Class
 -----                   ----------------                      ---------             -----
Common         Perkins Capital Management, Inc. and             794,488              16.8%
               The Perkins Opportunity Fund(1)
                 730 East Lake Street
                 Wayzata, MN  55391-1769

Common         Nathaniel S. Thayer(2)                           487,438              10.8%

Common         Brian T. McMahon(3)                              416,666               8.5%

Common         Reggeborgh Beheer BV(4)                          317,000               7.0%
                 Postbox 319, Industrieweg 12
                 7460 AH Rijssen,
                 The Netherlands

Common         Henry M. Holterman(5)                             11,000               0.2%

Common         Officers and Directors as a Group(6)             937,183              18.9%
                       (5 persons)

--------------------------------------------------

(1) Includes 523,045 shares owned by Perkins Capital Management, Inc. ("PCM") and 271,443 shares owned by The Perkins Opportunity Fund ("POF" and collectively with PCM, "Perkins"). The shares beneficially owned by Perkins include 236,556 shares of Common Stock issuable upon exercise of warrants held by Perkins or their clients.

(2) Includes 454,238 shares of Common Stock, 33,000 shares issuable upon exercise of options that are exercisable within 60 days of February 28, 1997 and 200 shares held in a joint account in which Mr. Thayer has a 50% beneficial interest. Mr. Thayer, a non-employee director of the Company, is a partner of the law firm of Blais Cunningham & Crowe Chester, and his address is 150 Main Street, P.O. Box 1325, Pawtucket, RI 02862.

(3) Includes 416,666 shares of Common Stock issuable upon exercise of options that are exercisable within 60 days of February 28, 1997. Mr. McMahon is the President and Chief Executive Officer of the Company, and his address is 3650 Annapolis Lane, Suite 101, Minneapolis, MN 55345-5434.

(4) Includes 100,000 shares and warrants to purchase 33,333 shares held by Mr. Dik Wessels, a controlling shareholder of Reggeborgh Beheer BV, that are exercisable within 60 days of February 28, 1997.

(5) Includes 11,000 shares of Common Stock issuable upon exercise of options that are exercisable within 60 days of February 28, 1997. Mr. Holterman is a non-employee director of the Company, and his address is the same as the address of Reggeborgh Beheer BV, where he is the Managing Director.

(6) Includes 454,438 shares of Common Stock and 482,745 shares of Common Stock issuable upon exercise of options held by all directors and executive officers (5 persons) that are exercisable within 60 days of February 28, 1997.



                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

         The Board of Directors has nominated the three persons named below to serve as directors of the Company until the next annual meeting of Shareholders or until their earlier death, resignation or removal from office. Each of the three nominees is presently a member of the Board of Directors and has consented to serve another term as a director if re-elected. If any of the nominees should be unavailable to serve for any reason, the Board of Directors may designate a substitute nominee or nominees (in which case the persons named on the enclosed Proxy will vote all valid Proxies for the election of such substitute nominee or nominees), allow the vacancy or vacancies to remain open until a suitable candidate or candidates are located, or by resolution provide for a lesser number of directors. The Board of Directors has no reason to believe that any nominee will be unable or unwilling to serve as a director if elected.


                           INFORMATION ABOUT NOMINEES

         The names of the nominees, their ages, the year in which each first became a director and their principal occupations are set forth below.


Name                     Age    Title                                       Director Since
----                     ---    -----                                       --------------
Brian T. McMahon         43     President, Chief Executive Officer and           1993
                                Director

Henry M. Holterman       42     Director                                         1992

Nathaniel S. Thayer      72     Director                                         1992


---------------------------------

         BRIAN T. MCMAHON was elected Director, President and Chief Executive Officer in May 1993, and assumed the position of Acting Chairman of the Board in May 1994. Mr. McMahon joined the Company in the capacity of Executive Vice President and Chief Operating Officer in July 1992, and prior to that, served as an independent consultant to the Company since May 1992. Prior to joining the Company, Mr. McMahon held a succession of marketing, business development and sales management positions with SCIMED Life Systems, Inc., a wholly-owned subsidiary of Boston Scientific Corporation (NYSE: BSX), culminating in the position of Director of Marketing and Business Development.

         HENRY M. HOLTERMAN is the Managing Director of Reggeborgh Beheer BV, a company located in the Netherlands that invests in companies and owns property projects generally located in the Netherlands. Mr. Holterman is a chartered accountant and, from 1987 to 1991, was group controller for Transport Development Group PLC and the Dutch Holding Company ETOM NV. From 1984 to 1988, Mr. Holterman was the President of the Board of Directors of LETO Recycling, a Swedish-Dutch company involved in recycling chemical waste.

         NATHANIEL S. THAYER has been a partner in the law firm of Blais Cunningham & Crowe Chester, located in Pawtucket, Rhode Island, since 1969.



                       BOARD OF DIRECTORS' RECOMMENDATION

    THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE THREE
               NOMINEES LISTED ABOVE AS DIRECTORS OF THE COMPANY.


                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         During the fiscal year ended December 31, 1996, the Board of Directors held four meetings and adopted resolutions by unanimous written action on three occasions (as permitted under Minnesota Statutes Section 302A.239). Each of the directors attended all of the meetings of the Board of Directors and applicable committees held while each was a director during such fiscal year. The Board of Directors has an Audit Committee and a Compensation Committee.

         The members of the Audit Committee during the fiscal year ended December 31, 1996 were Messrs. Holterman and Thayer. The functions of the Audit Committee are (i) to review the internal and external financial reporting of the Company, (ii) to review the scope of the independent audit, and (iii) to consider comments by the auditors regarding internal controls and accounting procedures and management's response to those comments. The Audit Committee met three times during the fiscal year ended December 31, 1996, primarily to review the Company's internal and external financial reporting practices, risk management practices and cash investment policy.

         The members of the Compensation Committee during the fiscal year ended December 31, 1996 were Messrs. Holterman and Thayer. The functions of the Compensation Committee are (i) to recommend the compensation for those officers who are also directors and for senior management, (ii) to review senior management's objectives, and (iii) to make recommendations to the Board of Directors regarding the administration of, and the grant of options under, the Company's Amended and Restated 1991 Stock Plan (the "Plan"). The Compensation Committee met four times and adopted one written action during the fiscal year ended December 31, 1996.

         The Company does not have a nominating committee of the Board of Directors.


                REMUNERATION OF MEMBERS OF THE BOARD OF DIRECTORS

         DIRECTORS' FEES. The Company pays each non-employee director $500 for each Board of Directors meeting and committee meeting attended and reimburses each such director for reasonable travel and out-of-pocket expenses for attendance at these meetings.

         AUTOMATIC OPTION GRANT. Pursuant to the Plan, as amended, each non-employee director is entitled to receive an option to purchase 10,000 shares of Common Stock when first elected to the Board of Directors. Prior to October 1996, non-employee directors were entitled to receive an initial option grant of 25,000 shares of Common Stock. Additionally, each non-employee director is entitled to receive an automatic grant of options to purchase 5,000 shares of Common Stock upon re-election to the Board each year the Plan is in effect. The exercise price of the option is based on the greater of (a) the prevailing market price (defined as the closing price) of the Common Stock on the date of grant or (b) the average of the closing prices of the Common Stock for the ten trading days immediately prior to the date of grant.

         The options granted to non-employee directors under the Plan expire ten years from the date of grant (subject to earlier termination in the event of death), are not transferable (except by will or the laws of descent and distribution), and become fully exercisable one year after the date of grant.


                               EXECUTIVE OFFICERS


         In addition to the President and Chief Executive Officer, who is an employee director, the table below lists the names of the other executive officers, their ages, the year in which each first became an executive officer of the Company and their executive positions.

                                                                                           Served as Executive
Name                          Age   Title                                                      Officer Since
----                          ---   -----                                                  -------------------
Ching-Meng Chew               40    Vice President of Finance and Administration, Chief            1995
                                    Financial Officer, Treasurer, and Corporate
                                    Secretary

Chester E. Sievert, Jr.       45    Vice President of Development                                  1996


------------------------------------------

         CHING-MENG CHEW joined the Company in August 1995 as the Vice President of Finance and Administration, Chief Financial Officer, Treasurer and Corporate Secretary. Prior to joining the Company, Mr. Chew was employed by SCIMED in various capacities from 1992 to 1995, culminating in the position of Treasurer. Prior to that, he was employed by Norwest Bank Minnesota, N.A. in various capacities from 1984 to 1992, culminating in the position of Vice President, International Banking. Mr. Chew has a Master of Business Administration Degree from The Wharton School, University of Pennsylvania.

         CHESTER E. SIEVERT, JR. joined the Company in November 1996 as Vice President of Development. Prior to joining the Company, Mr. Sievert founded and worked at two medical product companies, ReTech, Inc. from 1980 to 1986, and FlexMedics Corporation from 1986 to 1995. As a former academic scientist on staff at the University of Minnesota College of Medicine and the Veterans Administration Medical Center, Mr. Sievert published extensively in the fields of gastroenterology, urology and fiber optics. Mr. Sievert currently serves on the Board of Directors of National Engineering Resource, Inc. Mr. Sievert has a Bachelor of Science Degree in Comparative Physiology from the University of Minnesota.


                    EXECUTIVE COMPENSATION AND OTHER BENEFITS

         The following information is given with respect to remuneration of Brian T. McMahon, who serves as President and Chief Executive Officer of the Company (the "Named Executive Officer"). No other executive officer of the Company received a total annual salary and bonus in excess of $100,000 for the fiscal year ended December 31, 1996.

                           SUMMARY COMPENSATION TABLE

                                                                                Long-Term Compensation
                                                                  -----------------------------------------------
                                   Annual Compensation                    Awards                   Payouts
                       -----------------------------------------  -----------------------   ---------------------
                                                       Other      Restricted   Securities                 All
                                                       Annual       Stock      Underlying     LTIP       Other
Name and                                              Compen-      Award(s)     Options/    Payments    Compen-
Principal Position     Year    Salary($)  Bonus($)    sation($)      ($)        SAR's(#)       ($)      sation($)
------------------     ----    ---------  --------    ----------  ----------   ----------   --------    ---------
Brian T. McMahon,      1996     $137,496  $27,500      $8,279(2)      -         50,000(4,5)     -          -
President, Chief       1995     $146,490    N/A        $8,580(2)      -        150,000(4)       -          -
Executive Officer      1994     $110,000    N/A       $20,976(3)      -        350,000(6)       -          -
and Director (1)


-------------------------------------------

(1) Mr. McMahon was elected President, Chief Executive Officer and Director of the Company on May 13, 1993, and assumed the position of Acting Chairman of the Board on May 27, 1994. Prior to his election, Mr. McMahon was the Company's Executive Vice President and Chief Operating Officer since July 1992.

(2) Includes a $5,850 automobile allowance, a $2,129 medical benefit, and other fringe benefits in 1996, and a $5,400 automobile allowance, $2,838 medical benefit, and other fringe benefits in 1995.

(3) On June 30, 1994, the Company had a 1-for-5 reverse stock split, which had the effect of reducing the number of stock options granted while increasing the exercise price by a factor of five. On October 14, 1994, Mr. McMahon's 50,000 pre-split options were canceled and reissued for 50,000 post-split options at $2.50 per share. The fair market value at the date of re-issuance was $2.75 per share which resulted in $12,500 (50,000 shares x $.25 per share) of compensation expense. Additional perquisites include a $5,400 automobile allowance.

(4) In 1995, Mr. McMahon received stock options for 150,000 shares. On January 24, 1996, Mr. McMahon received an additional stock option for 50,000 shares, expiring in ten years, vesting one-third per year over three years, at an exercise price of $7.00 per share. The total number of stock options that Mr. McMahon held on December 31, 1996 was 550,000.

(5) On January 31, 1997, Mr. McMahon received an additional stock option for 50,000 shares, expiring in ten years, vesting one-third per year over three years, at an exercise price of $4.7625 per share. On February 3, 1997, stock options for 50,000 shares held by Mr. McMahon expired without being exercised. The total number of stock options that Mr. McMahon held on February 28, 1997 was 550,000.

(6) In 1992, Mr. McMahon received stock options for 200,000 shares (including the 50,000 options described in footnote 3 above) under the Plan expiring in five years. In 1993, Mr. McMahon received stock options for an additional 150,000 shares expiring in five years. On June 30, 1994, the Company had a 1-for-5 reverse stock split. On October 14, 1994, these stock options were canceled and replaced with stock options for 350,000 shares.


                      OPTIONS AND STOCK APPRECIATION RIGHTS

         The following table sets forth information concerning individual grants of stock options made to the executive officer named in the Summary Compensation Table having cash compensation in excess of $100,000 during the year ended December 31, 1996. No stock appreciation rights ("SARs") were granted or exercised during the year ended December 31, 1996.

                                       OPTION GRANTS IN LAST FISCAL YEAR

                                                Individual Grants
                         -----------------------------------------------------------
                                                                                           Potential Realizable
                                                                                          Value at Assumed Annual
                                                                                            Rates of Stock Price
                                       % of Total                                              Appreciation
                                     Options Granted      Exercise                          for Option Term(3)
                         Options      to Employees     or Base Price      Expiration    -------------------------
Name                    Granted #    in Fiscal Year        ($/Sh)(2)         Date          5%               10%
----                    ---------    --------------        ------            ----       --------         --------
Brian T. McMahon        50,000(1)         37.7%            $7.00           1/24/06      $220,113         $557,810


-----------------------

(1) The ten-year incentive stock options were granted pursuant to the Plan. One third of the options vest on each anniversary date from the date of grant, so that all the options are vested by the third anniversary date.

(2) The exercise price was determined based on the greater of (a) the prevailing market price (defined as the closing price) of the Common Stock on the date of grant or (b) the average of the closing prices of the Common Stock for the ten trading days immediately prior to the date of grant.

(3) Potential realizable value is net of exercise price, but before taxes associated with exercise. Potential realizable value is based on an assumption that the market price of the stock appreciates at the stated rate, compounded annually, from the date of grant until the end of the ten-year option term, multiplied by the number of options granted. These values are calculated based on regulations promulgated by the Securities and Exchange Commission and do not reflect the Company's estimate of future stock price appreciation. There is no assurance that the actual stock price appreciation over the ten year option term will be at the assumed 5% or 10% levels, or at any other defined level.


                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR END OPTION VALUES

         The following table sets forth certain information concerning individual exercises of stock options during the year ended December 31, 1996 and the value of unexercised stock options as of December 31, 1996 for the Named Executive Officer. No shares were acquired through the exercise of options by the Named Executive Officer during 1996.


                                                                  Number of        Value of unexercised
                                                                 unexercised           in-the-money
                                                                 options/SARs          options/SARs
                                                                at FY-end (#)         at FY-end ($)
                           Shares
                         acquired on       Value realized        Exercisable/          Exercisable/
Name                     exercise(#)(1)          ($)            Unexercisable       Unexercisable(1,2)
----                     -----------       --------------       -------------       -------------------
Brian T. McMahon                -                  -               450,000/             $643,750/
                                                                   100,000               $68,750


-------------------------------------

(1) Upon the exercise of an option, the optionee must pay the exercise price in cash or stock. Stock options are "in-the-money" if the closing price for the Common Stock is greater than the exercise price of the stock options. The closing price for the Common Stock on December 31, 1996 was $4.375 per share. The value of the options is calculated by taking the difference between the exercise price and the closing price, and multiplying this difference by the number of option shares. The option issued on January 24, 1996 for 50,000 shares at $7.00 per share was unexercisable as of December 31, 1996, and since the exercise price was higher than the market value of the Common Stock, the option was not "in-the-money."

(2) Does not include the number or value of unexercisable options granted subsequent to December 31, 1996, included in the Option Grant table above.


                         CHANGE-IN-CONTROL ARRANGEMENTS

         On November 26, 1996, the Company entered into a Severance Agreement with each of Messrs. McMahon and Chew providing for severance pay in the event of a "Change in Control" (as defined in each Severance Agreement). Each Severance Agreement provides for severance pay to Messrs. McMahon and Chew, respectively, if such officer's employment is terminated, either voluntarily or involuntarily, during the three-year period following a Change in Control. The severance payment shall be equal to full compensation for two years (in the case of Mr. McMahon) and full compensation for one year (in the case of Mr. Chew), and payment will be made in a lump sum upon termination. In addition to the severance payment, each of Mr. McMahon and Mr. Chew will be entitled to the following benefits upon a Change in Control: (i) eighteen months of life, accident and health and dental insurance benefits; (ii) twelve months of out-placement services; (iii) complete coverage for fiduciary liability and directors' and officers' insurance for a period of six years after a Change in Control; (iv) indemnification for any losses that might result from actions taken in good faith before the "Date of Termination" (as defined in each Severance Agreement); (v) reimbursement for all legal fees and expenses incurred as a result of termination, except to the extent such payment would constitute a "parachute payment" within the meaning of Section 280G(b)(2) of the Internal Revenue Code of 1986, as amended; (vi) all benefits under the Company's Savings and Retirement Plan, or any successor to such Plan and any other plan or arrangement relating to retirement benefits; (vii) all benefits and rights under any and all Company stock purchase, restricted stock grant and stock option plans or programs, or any successor to any such plan or programs, which shall be in addition to, and not reduced by, any other amounts payable to Messrs. McMahon and Chew under each officer's Severance Agreement; and (viii) immediate vesting of all outstanding but unvested options.

         The Company has certain other compensatory arrangements with its executive officers relating to a change in control of the Company. All stock option agreements outstanding under the Company's Amended and Restated 1991 Stock Plan provide for the acceleration of exercisability of options immediately prior to a Change in Control (except in certain cases where the optionee is terminated for "cause" or resigns without "good reason").


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's directors and executive officers and persons who are beneficial owners of more than 10% of the Common Stock ("10% Shareholders") to file initial reports of ownership and reports of changes in Common Stock with the Securities and Exchange Commission and to furnish the Company with copies of all Section 16(a) reports they file. To the best of the Company's knowledge, based upon a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the year ended December 31, 1996, all Section 16(a) filing requirements applicable to its officers, directors, and 10% Shareholders were satisfied.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         There were no material transactions between the Company and its directors or executive officers for the fiscal year ended December 31, 1996.



                                   PROPOSAL 2
                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors, based upon the recommendation of its Audit Committee, has appointed Ernst & Young LLP as independent auditors to audit the financial statements of the Company for the current fiscal year ending December 31, 1997 and to provide other appropriate accounting services. Ernst & Young LLP has audited the financial statements of the Company for the fiscal years ended December 31, 1991 through 1996. Representatives of Ernst & Young LLP will be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from Shareholders.

         In the event that Shareholders do not ratify the appointment of Ernst & Young LLP, the selection of other independent auditors will be considered by the Board of Directors.


                       BOARD OF DIRECTORS' RECOMMENDATION

 THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" RATIFICATION OF
    THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT PUBLIC ACCOUNTANTS OF
                                  THE COMPANY.



                SHAREHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING

         The rules of the Securities and Exchange Commission permit shareholders of a company, after timely notice to the company, to present proposals for shareholder action in the company's proxy statement where such proposals are consistent with applicable law, pertain to matter appropriate for shareholder action and are not properly omitted by company action in accordance with the proxy rules. Any shareholder proposals that may properly be presented at the 1998 Annual Meeting of Shareholders must be prepared in accordance with all applicable rules of the Securities and Exchange Commission and must be received by the Secretary of SpectraScience, Inc. at the Company's executive offices in Minneapolis, Minnesota, no later than December 22, 1997 for inclusion in the Company's proxy statement for the 1998 Annual Meeting of Shareholders.


              OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING

         The Board of Directors of the Company knows of no matters other than those referred to in the accompanying Notice of Meeting which properly may come before the Annual Meeting. However, if any other matter should be properly presented for consideration and voting at the Annual Meeting or any adjournments thereof, it is the intention of the persons named as proxies on the enclosed form of Proxy to vote the proxies in accordance with their judgment regarding the best interests of the Company.


         It is important that Proxies be returned promptly with instructions as to voting. Shareholders who do not expect to attend the meeting in person are urged to mark, sign, date and send in the Proxies by return mail.


                                   By Order of the Board of Directors



                                   Ching-Meng Chew
                                   VICE PRESIDENT OF FINANCE AND ADMINISTRATION, CHIEF FINANCIAL OFFICER, TREASURER AND CORPORATE SECRETARY

Dated:  April 8, 1997




                                        THIS PROXY IS SOLICITED ON BEHALF OF THE
PROXY                                   BOARD OF DIRECTORS
-----
SPECTRASCIENCE, INC.                    The undersigned, having received a
3650 Annapolis Lane, Suite 101          notice of Annual Meeting of Shareholders
Minneapolis, MN 55447-5434              and accompanying Proxy Statement, hereby
USA                                     appoints Brian T. McMahon and Ching-Meng
                                        Chew as proxies, each with the power of
                                        substitution, and hereby authorizes each of them to represent and to vote as designated below, all the shares of Common Stock of SPECTRASCIENCE, Inc.
                                        which the undersigned is entitled to
                                        vote at the Annual Meeting of
                                        Shareholders to be held on May 21, 1997, or any adjournment thereof.

------------------------------------

1.   ELECTION OF DIRECTORS

     [ ] FOR all nominees listed below       [ ] WITHHOLD  AUTHORITY to vote for
         (EXCEPT AS MARKED TO THE CONTRARY       all nominees listed below
         BELOW)

     (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

         BRIAN T. MCMAHON         HENRY M. HOLTERMAN         NATHANIEL S. THAYER

2. TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT PUBLIC ACCOUNTANTS

             [ ] FOR             [ ] AGAINST            [ ] ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

                 (CONTINUED, AND TO BE SIGNED ON THE OTHER SIDE)


                           (CONTINUED FROM OTHER SIDE)

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

                                            Please sign exactly as name appears
                                            below. When shares are held by joint
                                            tenants, both should sign. When
                                            signing as attorney, executor,
                                            administrator, trustee, or guardian,
                                            please give full title as such. If a
                                            corporation, please sign full
                                            corporate name by President or other
                                            authorized officer. If a
                                            partnership, please sign in
                                            partnership name by authorized
                                            person.



                                            ------------------------------------
DATED:___________________________, 1997     SIGNATURE
PLEASE VOTE, SIGN, DATE AND RETURN THE
PROXY CARD USING THE ENCLOSED ENVELOPE
                                            ------------------------------------
                                            SIGNATURE IF HELD JOINTLY